Exhibit 99.2


                      Certification Pursuant to 18 U.S.C.
                      Section 1350, as Adopted Pursuant to
                     Section 906 of the Sarbanes-Oxley Act
                       of 2002 (Chief Financial Officer)

         In connection with the filing with the United States Securities and Exchange Commission of Ultimate Franchise Systems, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ended March 31, 2003 (the "Report"), the undersigned, the Chief Financial Officer of the Company, hereby certify (i) in my capacity as an officer of the Company, (ii) to each of my own respective actual knowledge, and (iii) solely for the purpose of compliance with 18 U.S.C. ss.1350, that:

         (1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the final condition and results of operations of the Company.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate on June 5, 2003.



                                              ULTIMATE FRANCHISE SYSTEMS, INC.


                                              By: /s/ Michael E. Cronin
                                                 -------------------------------
                                                  Chief Financial Officer